                                                                    EXHIBIT 10.1



                               FIRST AMENDMENT TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

            This First Amendment to Third Amended and Restated Loan Agreement dated as of August 11, 2004 ("Amendment") is entered into among MGM MIRAGE, a Delaware corporation ("Borrower"), MGM Grand Detroit, LLC, a Delaware limited liability company ("Detroit"), as Co-Borrower, and Bank of America, N.A., as Administrative Agent ("Administrative Agent"), acting with the consent of each of the Lenders under the Loan Agreement referred to below with reference to the following facts.

                                    RECITALS

            A. Borrower, Detroit, the Lenders and the Administrative Agent are parties to the Third Amended and Restated Loan Agreement dated as of November 24, 2003 (the "Loan Agreement").

            B. Pursuant to the Loan Agreement, the Lenders have heretofore provided credit facilities in the aggregate principal amount of $2,500,000,000 to the Borrower and Detroit, as a Co-Borrower, consisting of a Revolving Commitment in the principal amount of $1,500,000,000 and a Term Commitment in the principal amount of $1,000,000,000.

            C. Borrower has requested that the Term Commitment be converted to an additional incremental Revolving Commitment, so that the Revolving Commitment (after giving effect to this Amendment) shall be $2,500,000,000.

            D. Certain of the Lenders under the Loan Agreement have elected not to continue as Lenders following the effective date of this Agreement (the "Exiting Lenders"), and each Exiting Lender has entered into an Exit Agreement substantially in the form of Annex 1 hereto, pursuant to which it has agreed to terminate its status as a Lender concurrently with the effectiveness hereof.

            E. Certain of the existing Lenders and certain new Lenders (collectively, the "Increasing Lenders") shall assume the Pro Rata Shares of the Commitments previously held by the Exiting Lenders concurrently with the effectiveness hereof, and each Increasing Lender has executed an Assumption Agreement with the Administrative Agent, the Borrower and Detroit substantially in the form of Annex 2 hereto, consenting to the terms hereof and setting forth the Pro Rata Share of that Increasing Lender in the Revolving Commitment after giving effect to this Amendment.

            F. Each other Lender shall execute a Consent hereto, substantially in the form of Annex 3 hereto, confirming that its Pro Rata Share of the Term Commitment (if any) shall be converted to a Pro Rata Share of the Revolving Commitment.

            NOW, THEREFORE, the parties hereto hereby agree to amend the Loan Agreement as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used herein but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

      2. Amendment to Definitions -- Section 1.1.

            2.1 Applicable Leverage Ratio. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Applicable Leverage Ratio" reads in full as follows:

            "Applicable Leverage Ratio" means, as of each date of determination, the Leverage Ratio in effect as of the last day of the Fiscal Quarter ending immediately prior to the first day of the Pricing Period.

            2.2 Applicable Rates. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Applicable Rates" reads in full as follows:

            "Applicable Rates" means, as of any date of determination, the following percentages per annum, based upon the Pricing Level on that date:

                                                                STANDBY
                        LIBOR       BASE RATE    UNUSED FEE    LETTER OF
       PRICING LEVEL    MARGIN       MARGIN         RATE       CREDIT FEE
       -------------    ------      ---------    ----------    ----------
             I          0.750%       0.000%        0.150%        0.750%
            II          1.000%       0.000%        0.200%        1.000%
            III         1.250%       0.250%        0.200%        1.250%
            IV          1.375%       0.375%        0.250%        1.375%
             V          1.500%       0.500%        0.250%        1.500%

            2.3 Average Quarterly Funded Debt. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Average Quarterly Funded Debt" is deleted.

            2.4 Cash Interest Charges. Section 1.1 of the Loan Agreement is hereby amended so the definition of "Cash Interest Charges" reads in full as follows:

            "Cash Interest Charges" means, for any period, that portion of Interest Charges of Borrower and its Restricted Subsidiaries which are paid or currently payable in Cash during that period excluding Interest Charges in respect of:

                  (i) intercompany accounts; and

                  (ii) any other Indebtedness of Borrower or its Restricted
            Subsidiaries for borrowed money (including debt securities issued by Borrower or any of its Restricted Subsidiaries) to the extent that
            (A) the proceeds of such Indebtedness are held by either the trustee or other representative for the holders of such Indebtedness or a third party escrow agent pending satisfaction or waiver of the conditions for the release of such proceeds to the Borrower or its Restricted Subsidiaries or to a third party, and (B) such trustee, representative or escrow agent also holds the amount of any Interest Charges which would otherwise be payable in Cash during that period in respect of such Indebtedness;

            provided, in each case, that if any Material Transaction occurs during that period, Cash Interest Charges shall be adjusted on a pro forma basis (a) in the case of any Material Transaction which is a Disposition, to exclude Interest Charges associated with Funded Debt in an amount equal to the consideration received by Borrower and its Restricted Subsidiaries in the form of cash and Cash Equivalents in connection with such Disposition, and (b) in the case of any Material Transaction which is an Acquisition, to increase Interest Charges by the amount of Interest Charges which would be associated with Funded Debt in an amount equal to the consideration paid by Borrower and its Restricted Subsidiaries in the form of cash and Cash Equivalents in connection with such Acquisition (in each case, for that portion of the period occurring prior to the receipt of such consideration, and at an interest rate which is equal, as of the time of calculation, to the rate of interest associated with LIBOR Loans under this Agreement).

            2.5 Funded Debt. Section 1.1 of the Loan Agreement is hereby amended so that clause (a) of the definition of "Funded Debt" reads in full as follows:

            (a) all principal Indebtedness of Borrower and its Restricted Subsidiaries for borrowed money (including debt securities issued by Borrower or any of its Restricted Subsidiaries) on that date (other than any such Indebtedness to the extent (x) it has been legally or contractually defeased, (y) it is the subject of a deposit in Cash or Cash Equivalents for the purpose of defeasing the same in accordance with its terms or (z) the proceeds thereof are held by the trustee or other representative for the holders of such Indebtedness or any third party escrow agent pending satisfaction or waiver of the conditions for the release of such proceeds to the Borrower or its Restricted Subsidiaries or to a third party), plus

            2.6 Guarantors. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Guarantors" reads in full as follows:

            "Guarantors" means, collectively, each Restricted Subsidiary of Borrower which exists as of the Closing Date, and each other Restricted Subsidiary of Borrower which hereafter becomes a Guarantor pursuant to Section 5.8, provided that any Guarantor which is sold or otherwise transferred in a Disposition which is not prohibited hereby may be released from the Guaranty in accordance with Section 11.2(d)(iii).

            2.7 Leverage Ratio. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Leverage Ratio" reads in full as follows:

            "Leverage Ratio" means, as of the last day of each Fiscal Quarter, the ratio of (a) Funded Debt as of that date to (b) Cash Flow for the four Fiscal Quarter period then ended.

            2.8 Other Available EBITDA. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Other Available EBITDA" reads in full as follows:

            "Other Available EBITDA" means, for any fiscal period, that portion of the EBITDA of any Unrestricted Subsidiaries for that fiscal period to the extent that the same may be distributed in Cash to Borrower and its Restricted Subsidiaries during that fiscal period in accordance with applicable Law and subject to any Contractual Obligations (including credit documents) which are binding upon such Unrestricted Subsidiaries or their respective Properties (whether or not so distributed).

            2.9 Pricing Period. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Pricing Period" reads in full as follows:

            "Pricing Period" means each period commencing on the date of delivery of each Pricing Certificate and ending on the date immediately preceding the delivery of the next Pricing Certificate.

            2.10 Principal Resort Casino Properties. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Principal Resort Casino Properties" is deleted.

            2.11 Revolving Commitment. Section 1.1 of the Loan Agreement is hereby amended so that the definition of "Revolving Commitment" reads in full as follows:

            "Revolving Commitment" means, subject to any decrease in the amount thereof pursuant to Sections 2.9, 2.10 or 11.26, $2,500,000,000.

      3. Deletion of Section 6.2 -- Disposition of Property. Section 6.2 of the Loan Agreement is deleted and replaced to read in full as follows: "6.2 [Intentionally Omitted]."

      4. Amendment to Section 11.2(d) -- Amendments; Consents. Section 11.2(d) of the Loan Agreement is hereby amended to read in full as follows:

            (d) To release the Guaranty, the Collateral Documents or any other material portion of any collateral for the Obligations, or to permit the Collateral Agent to take any such action (except in accordance with the provisions of the Intercreditor Agreement), provided that if no Default or Event of Default exists, the Administrative Agent may without the consent of any Lender (and shall at the request of Borrower), (i) release its Lien in any personal property financed or leased by Borrower or its Subsidiaries and granted a Lien in accordance with Section 6.6(e), (ii) release its Lien in any collateral as otherwise may be expressly provided for in any Loan Document, (iii) release its Lien in the equity securities of, and all Guaranty Obligations executed by, any Subsidiary which is the subject of a Disposition which is not prohibited hereby, (iv) subordinate its Lien with respect to any Property which is the subject of a Disposition which is not prohibited hereby, (v) release its Lien in any Property which is the subject of a Distribution not prohibited by this

            Agreement, (vi) release all of the Liens under the Loan Documents in a Collateral Release under Section 2.12, (vii) authorize the Collateral Agent to make any amendments to the deed of trust covering the Theme Park Property and/or subordinate the lien of such deed of trust to any maps subdividing the Theme Park Property so as to give effect to any subdivision of the Theme Park Property (whether concurrently with or prior to the Disposition thereof) by Borrower, and (viii) send notice to the Collateral Agent and the Creditor Representatives requesting the release of any Theme Park Property concurrently with the sale or other Disposition thereof; or, in each case to the extent such Lien or Guaranty Obligations are held by the Collateral Agent, shall to the extent permitted by the Intercreditor Agreement direct the Collateral Agent to take such actions;

      5. Revised Compliance Certificate -- Exhibit G. The form of Compliance Certificate attached as Exhibit G to the Loan Agreement is hereby amended and replaced in its entirety by the form of Compliance Certificate attached hereto as Annex 4.

      6. Revised Pricing Certificate -- Exhibit H. The form of Pricing Certificate attached as Exhibit H to the Loan Agreement is hereby amended and replaced in its entirety by the form of Pricing Certificate attached hereto as Annex 5.

      7. Conversion of Term Loans. On the date of the effectiveness of this Amendment the following transactions shall occur:

            (a) the Term Commitment shall be converted into an addition to the Revolving Commitment, so that the Revolving Commitment shall be increased from $1,500,000,000 to $2,500,000,000 and the former Term Commitment shall be terminated;

            (b) the Borrower shall be deemed to have requested Loans under the Revolving Commitment (as increased pursuant to this Amendment by the conversion of the Term Commitment) in an amount sufficient to repay the then outstanding Term Loans and Revolving Loans;

            (c) each Lender will fund such new Revolving Loans in accordance with their Pro Rata Shares (as adjusted in connection with this Amendment);

            (d) the risk participations of the Lenders in any outstanding Swing Line Loans and Letters of Credit shall be deemed to give effect to the adjusted Pro Rata Shares of the Lenders in the Revolving Commitment;

            (e) all accrued and unpaid interest in respect of the Revolving Loans and the Term Loans, any breakage fees due pursuant to Section 3.8 of the Loan Agreement, all accrued and unpaid Unused Fees, and all accrued and unpaid Letter of Credit Fees, shall be paid in full by the Borrower; and

            (f) for the avoidance of doubt, any Competitive Advances which then are outstanding under the Loan Agreement shall remain outstanding, and shall not be affected by this Amendment.

      8. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the following:

            (a) The Administrative Agent shall have received an original of this Amendment, duly executed by the Borrower, Detroit, and the Administrative Agent;

            (b) The Administrative Agent shall have received, from each Exiting Lender, an Exit Agreement substantially in the form of Annex 1;

            (c) The Administrative Agent shall have received, from each Increasing Lender, an Assumption Agreement substantially in the form of Annex 2, and such Assumption Agreement shall have been countersigned by the Borrower and Detroit;

            (d) The Administrative Agent shall have received written consents to the execution, delivery and performance of this Amendment from each other Lender, substantially in the form of Annex 3;

            (e) The Administrative Agent shall have received new Revolving Notes for each Lender reflecting the Pro Rata Share of each Lender (giving effect to this Amendment); and

            (f) Each Guarantor shall have executed a Consent and Reaffirmation of Guaranties in the form of Annex 6 to this Amendment.

      9. Representation and Warranty. Each of Borrower and Detroit represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing, and that each of the representations and warranties of Borrower and Detroit set forth in the Loan Agreement is true and correct as of the date hereof (other than those which relate by their terms solely to another date).

      10. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

      11. Counterparts. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                           MGM MIRAGE


                           By: /s/ BRYAN L. WRIGHT
                               ----------------------------------------------
                               Bryan L. Wright, Vice President -- Assistant
                               General Counsel and Assistant Secretary


                           MGM GRAND DETROIT, LLC

                                 By:   MGM Grand Detroit, Inc.,
                                       Managing Member


                                 By:   /s/ BRYAN L. WRIGHT
                                       --------------------------------------
                                       Bryan L. Wright, Assistant Secretary



                           BANK OF AMERICA, N.A., as Administrative Agent


                           By:    /s/ MOLLY J. OXFORD
                                  -------------------------------------------

                           Title:  Vice President
                                  -------------------------------------------

                                     Annex 1

                             Form of Exit Agreement

        [Executed only by lenders which will not continue in the credit]

                                     Annex 2

                          Form of Assumption Agreement

        [Executed only by new lenders and existing lenders which increase their aggregate exposure]

                                     Annex 3

                             Form of Lender Consent

                                CONSENT OF LENDER

            This Consent of Lender is delivered with reference to the Third Amended and Restated Loan Agreement dated as of November 24, 2003 (the " Loan Agreement") among MGM MIRAGE, a Delaware corporation formerly known as MGM Grand, Inc., as Borrower, MGM Grand Detroit, LLC, a Delaware limited liability company, as Co-Borrower, the Lenders named therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined in this Consent of Lender have the meanings given to them in the Loan Agreement.

            The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment to Third Amended and Restated Loan Agreement (the "Amendment") by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

            It is acknowledged that, pursuant to the Amendment, the former Term Commitment will be converted to an additional component of the Revolving Commitment, which will thereby be increased to $2,500,000,000. The former Pro Rata Share of the Term Commitment held by the undersigned Lender will be converted to an additional Pro Rata Share of the Revolving Commitment to be held by the undersigned Lender.



------------------------------------------
      [Typed/Printed Name of Lender]



By:
    --------------------------------------



Title:
      ------------------------------------



Date:             , 2004
      ------------

                                     Annex 4

                       Exhibit G - Compliance Certificate

                                     Annex 5

                         Exhibit H - Pricing Certificate

                                     Annex 6


                     CONSENT AND REAFFIRMATION OF GUARANTIES

            This Consent and Reaffirmation of Guaranties is delivered with reference to the Third Amended and Restated Loan Agreement dated as of November 24, 2003 (the " Loan Agreement") among MGM MIRAGE, a Delaware corporation formerly known as MGM Grand, Inc., as Borrower, MGM Grand Detroit, LLC, a Delaware limited liability company, as Co-Borrower, the Lenders named therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined in this Consent and Reaffirmation of Guaranty have the meanings given to them in the Loan Agreement.

            Reference is also hereby made to the Amended and Restated Subsidiary Guaranty dated as of November 24, 2003 (the "Subsidiary Guaranty"), executed by the Restricted Subsidiaries party thereto (the "Guarantors"), and to the various guarantees issued by Restricted Subsidiaries in favor of the Collateral Agent pursuant to the Collateral Agent and Intercreditor Agreement referred to in the Loan Agreement (the "Collateral Agent Guarantees").

            Each of the Guarantors hereby consents to the execution, delivery and performance of the proposed First Amendment to Third Amended and Restated Loan Agreement (the "Amendment") substantially in the form presented to the undersigned as a draft.

            Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Subsidiary Guaranty and the Collateral Agent Guarantees remain in full force and effect in accordance with their respective terms, apply to all of the Obligations (as amended in connection with the Amendment) and each of the undersigned Guarantors hereby ratifies and reaffirms each such guaranty to which it is a party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            This Consent and Reaffirmation of Guaranties is dated as of the date of the Amendment.



                                    AC HOLDING CORP., a Nevada corporation
                                    AC HOLDING CORP. II, a Nevada corporation
                                    BELLAGIO, LLC, a Nevada limited liability company
                                    BELLAGIO II, LLC, a Nevada limited liability company
                                    BOARDWALK CASINO, INC., a Nevada corporation
                                    COUNTRY STAR LAS VEGAS, LLC, a Nevada
                                    limited liability company
                                    DESTRON, INC., a Nevada corporation
                                    GRAND LAUNDRY, INC., a Nevada corporation
                                    LV CONCRETE CORP., a Nevada corporation
                                    METROPOLITAN MARKETING, LLC, a Nevada
                                    limited liability company
                                    MGM MIRAGE AVIATION CORP., a Nevada
                                    corporation (formerly known as GOLDEN NUGGET
                                    AVIATION CORP.)
                                    MGM MIRAGE CORPORATE SERVICES, a Nevada
                                    corporation (formerly known as GOLDEN NUGGET
                                    FINANCE CORP.)
                                    MGM GRAND HOTEL, LLC, a Nevada limited
                                    liability company
                                    MGM GRAND NEW YORK, LLC, a Nevada limited liability company
                                    MGM GRAND RESORTS, LLC, a Nevada limited liability company
                                    MGM MIRAGE ADVERTISING, INC., a Nevada
                                    corporation
                                    MGM MIRAGE DESIGN GROUP, a Nevada
                                    corporation
                                    MGM MIRAGE DEVELOPMENT, INC., a Nevada
                                    corporation
                                    MGM MIRAGE ENTERTAINMENT AND SPORTS, a
                                    Nevada corporation
                                    MGM MIRAGE INTERNATIONAL, a Nevada
                                    corporation
                                    MGM MIRAGE MANUFACTURING CORP., a Nevada corporation (formerly known as GOLDEN NUGGET MANUFACTURING CORP.)
                                    MGM MIRAGE OPERATIONS, INC., a Nevada
                                    corporation
                                    MGM MIRAGE RETAIL, a Nevada corporation

                                    [Signatories continued on next page]

                                    [Signatories continued from previous page]

                                    MH, INC., a Nevada corporation
                                    M.I.R. TRAVEL, a Nevada corporation
                                    MIRAGE LAUNDRY SERVICES CORP., a Nevada
                                    corporation
                                    MIRAGE LEASING CORP., a Nevada corporation
                                    MIRAGE RESORTS, INCORPORATED, a Nevada
                                    corporation
                                    MMNY LAND COMPANY, INC., a New York
                                    corporation
                                    MRGS CORP., a Nevada corporation
                                    NEW PRMA LAS VEGAS, INC., a Nevada
                                    corporation
                                    NEW YORK - NEW YORK HOTEL & CASINO, LLC, a
                                    Nevada limited liability company
                                    PRMA LAND DEVELOPMENT COMPANY, a Nevada
                                    corporation
                                    PRMA, LLC, a Nevada limited liability
                                    company
                                    RESTAURANT VENTURES OF NEVADA, INC., a
                                    Nevada corporation
                                    THE APRIL COOK COMPANIES, a Nevada
                                    corporation
                                    THE MIRAGE CASINO-HOTEL, a Nevada
                                    corporation
                                    THE PRIMADONNA COMPANY, LLC, a Nevada
                                    limited liability company
                                    TREASURE ISLAND CORP., a Nevada corporation
                                    VIDIAD, a Nevada corporation
                                    BEAU RIVAGE DISTRIBUTION CORP., a
                                    Mississippi corporation
                                    BEAU RIVAGE RESORTS, INC., a Mississippi corporation
                                    BUNGALOW, INC.,  a Mississippi corporation
                                    EGARIM, INC., an Alabama corporation
                                    MAC, CORP., a New Jersey corporation
                                    MGM GRAND ATLANTIC CITY, INC., a New Jersey corporation
                                    MGM GRAND CONDOMINIUMS, LLC, a Nevada
                                    limited liability company
                                    MGM GRAND DETROIT, INC., a Delaware
                                    corporation



                                    By: /s/ BRYAN L. WRIGHT
                                        ----------------------------------
                                    Bryan L. Wright, Assistant Secretary of each
                                    of the foregoing